                                                                 EXHIBIT 10.4(B)


                          FIRST AMENDMENT AND WAIVER
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT AND WAIVER (this "Amendment") dated as of March 27, 1998 is entered into by and among Einstein/Noah Bagel Corp., a Delaware corporation (the "Borrower"), the lenders who are party to the Credit Agreement referred to below (the "Lenders"), General Electric Capital Corporation, as Co-Agent (herein, in such capacity, the "Co-Agent"), and Bank of America National Trust and Savings Association, as Agent for the Lenders (herein, in such capacity, the "Agent").

                                 W I T N E S E T H:
                                 -----------------

     WHEREAS, the Borrower, the Lenders, the Co-Agent and the Agent are parties to a certain Amended and Restated Secured Credit Agreement dated as of November 21, 1997 (as heretofore amended, called the "Credit Agreement"; terms used but not otherwise defined herein are used herein as defined in the Credit Agreement);

     WHEREAS, the Borrower desires to amend the Credit Agreement in certain respects relating to Revolving Loan availability and to waive certain covenant compliance; and

     WHEREAS, subject to the terms and conditions set forth herein the Agent, the Co-Agent and the Lenders are willing to amend the Credit Agreement in certain respects and to waive certain covenant compliance;

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Agent, the Co-Agent and the Lenders hereby agree as follows:

     Section 1.  Amendment.

     Upon satisfaction of the conditions precedent set forth in Section 3 below
                                                                ---------
and in reliance on the Borrower's warranties set forth in Section 4 below, as of
                                                          ---------
the date hereof the Credit Agreement is hereby amended as follows:

             (a) The following definitions set forth in Article I of the Credit Agreement are amended to read in their entireties as follows:

             ""Applicable Margin" means with respect to Eurodollar Loans and Floating Rate Loans, as the case may be, a margin as follows:

     ==============================================================================
                                            Applicable          Applicable Floating
                                         Eurodollar Rate             Rate Margin
            Cash Flow Ratio                   Margin
     ------------------------------------------------------------------------------
     Greater than or equal to                 3.25%                       0.50%
      2.00:1
     ------------------------------------------------------------------------------
     Greater than or equal to                 2.75%                       0.25%
      1.50:1 but less than 2.00:1
     ------------------------------------------------------------------------------
     Greater than or equal to                 2.25%                       0.00%
      1.00:1 but less than 1.50:1
     ------------------------------------------------------------------------------
     Less than 1.00:1                         1.75%                       0.00%
     ==============================================================================

             The Applicable Margin with respect to Eurodollar Loans and
     Floating Rate Loans, as the case may be, shall be adjusted at all time after the Revolving Loan Effective Date on the first day of the calendar month following receipt by the Agent of the certificate required pursuant to subsection 5.8(4), based on the Cash Flow Ratio as of the last day of
        -----------------
     the fiscal quarter most recently ended; it being understood that if the Borrower fails to timely deliver the certificate in accordance with subsection 5.8(4), then until five days following receipt of such
     -----------------
     certificate by the Agent, the Applicable Margin shall be 3.25% with respect to Eurodollar Loans and 0.50% with respect to Floating Rate Loans. It is hereby acknowledged that as of the Restatement Effective Date, the Applicable Margin for Eurodollar Loans is 3.25% and for Floating Rate Loans is 0.50%; provided, that, notwithstanding the foregoing, from the Revolving
               --------
     Loan Effective Date through and including September 6, 1998, with respect to Revolving Loans, the Applicable Margin for Eurodollar Loans is 3.5% and the Applicable Margin for Floating Rate Loans is 0.75%."

             ""Revolving Loan Effective Date" means March 27, 1998."

             ""Term Loan Commitment" means, at any time as to any Lender, obligations to make a Term Loan to the Borrower pursuant to Section 2.1(2)
                                                                 --------------
     in an aggregate amount, for each Lender, not to exceed such Lender's Percentage of the Total Term Loan Commitment Amount."

             ""Total Revolving Loan Commitment Amount" means, at any time, the commitments of the Lenders to make Revolving Loans pursuant to Section
                                                                    -------
     2.1(1), in the aggregate amount set forth on Schedule 1.1C, as the same may
     ------                                       -------------
     be amended pursuant to Section 2.7(2)."
                            --------------

             (b) Section 5.8(1) of the Credit Agreement is amended to read in its entirety as follows:

             "(1) Retail Period financial statements. As soon as available and in any event within twenty (20) days after the end of each Retail Period of the Borrower (or in the case of (a) the weekly cash forecast for the fifth
     (5th) Retail Period, 1998 within ten (10) days after the end of such Retail Period or (b) the last Retail Period of each fiscal quarter of the Borrower, within thirty (30) days after the end of such Retail Period), consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such Retail Period, consolidated and consolidating statements of operations of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such Retail Period and for the period commencing at the end of the previous Retail Period and ending with the end of such Retail Period, and consolidated and consolidating statements of cash flows of the Borrower and its Subsidiaries for the portion of the fiscal year ended with the last day of such Retail Period and for the period commencing at the end of the previous Retail Period and ending with the end of such Retail Period, all in reasonable detail and for statements of operations, stating in comparative form the respective budget figures for the corresponding period, and a "flash" report of sales by week by unit in the most complete form as previously delivered to the Agent;"

             (c) Section 5.8(4) of the Credit Agreement is amended to read in its entirety as follows:

             "(4)  Certificate of No Default.  Together with the financial
                   -------------------------
     statements furnished by the Borrower (a) under the preceding Clause (1) with respect to the Borrower's fifth (5th) Retail Period, 1998, a certificate demonstrating compliance with the provisions of Section 7.6 as of the last day of such Retail Period and (b) under the preceding Clauses
                                                                       -------
     (2) and (3), a duly completed compliance certificate in the form of Exhibit
     ---     ---                                                         -------
     M, in each case signed by the Chief Financial Officer or any Vice President
     -
     of the Borrower (in his or her capacity as such, and without personal liability therefor);"

             (d) Section 5.13(1) of the Credit Agreement is amended to read in its entirety as follows:

             "(1) At the time of each incurrence, and after giving effect thereto, of Debt under the Agreement during any fiscal period set forth below (but only at such times and at no other times) demonstrate to the Agent that the ratio of (a) Senior Indebtedness outstanding immediately after such incurrence to (b) Annualized System EBITDAL, for the fiscal quarter then most recently ended for which financial statements have been delivered to the Agent pursuant to Section 5.8, does not exceed the ratio
                                        -----------
     set forth below opposite such fiscal period:


Fiscal Period(s)                     Ratio
-------------------------------    ----------

10th Retail Period, 1998           2.25:1.00
4th Fiscal Quarter, 1998           2.00:1.00
Fiscal Year 1999                   1.75:1.00
Fiscal Year 2000                   1.50:1.00"

             (e) Section 5.13 of the Credit Agreement is amended by adding at the end of such Section a new clause (3) which reads in its entirety as follows:

     "(3) On September 7, 1998, demonstrate to the Agent that the ratio of (a) Senior Indebtedness then outstanding to (b) Annualized System EBITDAL, for the fiscal quarter then most recently ended for which financial statements have been delivered to the Agent pursuant to Section 5.8, does not exceed 2.25:1.00"

             (f) Section 7.1 of the Credit Agreement is amended to read in its entirety as follows:

             "SECTION 7.1.  Net Store Revenue.  Maintain as of the last day of
                            -----------------
     each Retail Period, an average weekly net revenue (i.e., gross revenue net of customer coupons and discounts) during such Retail Period per Store for all Stores (whether operated by the Borrower or a Franchisee) of not less than the amount set forth below opposite such fiscal period:

     Retail Period/Year                Covenant Level
     ------------------                --------------
     3rd, 4th/1998                     $ 12,000
     5th, 6th, 7th/1998                $ 12,600
     8th/1998 through 4th/1999         $ 12,800
     5th/1999 through 4th/2000         $ 13,200
     5th, 6th, 7th/2000                $ 13,400
     thereafter                        $ 13,700"

             (g) Article VII of the Credit Agreement is amended by adding at the end of such Article a new Section 7.6 which reads as follows:

             "SECTION 7.6  System EBITDAL.  Maintain as of the last day of the
                           --------------
     Borrower's fifth (5th ) Retail Period, 1998, for the two consecutive Retail Periods then ended, an Adjusted Cash of not less than $900,000. For purposes of the Section, "Adjusted Cash" means, for any fiscal period, cash provided by the Stores less compensation less total operating expenditures, all as outlined on the Borrower's weekly cash forecast.

             (h) Section 8.1(4) of the Credit Agreement is amended to read in its entirety as follows:

             "(4) The Borrower or any Subsidiary shall fail to perform or observe any term, covenant or agreement contained in (a) Section 5.8(1)
                                                              --------------
     with respect to the Borrowers fifth (5th) Retail Period, 1998, 5.13(3) or
                                                                    -------
     7.6 or (b) Sections 6.1, 6.2, 6.5, 6.7, 6.8, 6.11, 7.1 through 7.5, 10.6 or
     ---        ------------  ---  ---  ---  ---  ----  ---         ---  ----
     10.12 of this Agreement and such failure shall continue for four (4)
     -----
     Business Days after the earlier of discovery, notification or final calculation thereof applicable thereto;"

             (i) The Credit Agreement is amended by adding a new Schedule 1.1(C), which reads in its entirety as set forth on Annex I hereto, immediately after the existing Schedule 1.1(B).

     Section 2.  Waiver.

     Upon satisfaction of the conditions precedent set forth in Section 3 below
                                                                ---------
and in reliance on the Borrower's warranties set forth in Section 3 below, the
                                                          ---------
Lenders, the Co-Agent and the Agent hereby waive the Borrower's compliance with the provisions of Sections 7.2 and 7.4 of the Credit Agreement from the date hereof through and including the last day of the Borrower's second fiscal quarter of 1998 (such date being July 12, 1998).

     Section 3.  Conditions Precedent.

     This Amendment shall become effective upon receipt by the Agent of (a) duly executed counterpart signature pages from the Borrower and the Required Lenders, and (b) payment in immediately available funds of an amendment fee of $175,000 paid by the Borrower to the Agent for the account of each Lender according to its respective percentage.

     Section 4.  Warranties.

     To induce the Agent, the Co-Agent and the Lenders to enter into this Amendment, the Borrower warrants to the Agent, the Co-Agent and the Lenders as of the date hereof that:

             (a) The representations and warranties contained in the Credit Agreement and Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date); and

             (b)  No Default or Event of Default has occurred and is continuing.

     Section 5.  GENERAL.

             (a) As hereby modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

             (b) This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lenders, the Co-Agent and the Agent and respective successors and assigns of the Lenders, the Co-Agent and the Agent.

             (c) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                                 *  *  *  *  *

Delivered at Chicago, Illinois, as of the date and year first above written.

                                       EINSTEIN/NOAH BAGEL CORP.

                                       By: /s/ Paul A. Strasen
                                           -------------------------------------
                                       Title:  Senior Vice President
                                              ----------------------------------

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Agent

                                       By: /s/ David A. Johanson
                                           -------------------------------------
                                       Title:  Vice President
                                              ----------------------------------

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Lender

                                       By: /s/ Marcia Clausen
                                           -------------------------------------
                                       Title:  Managing Director
                                              ----------------------------------

                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Co-agent and Lender

                                       By: /s/ Fred Maurice
                                           -------------------------------------
                                       Title:  Vice President - Risk Manager
                                              ----------------------------------

                                       LASALLE NATIONAL BANK

                                       By: /s/ John C. Thurston
                                           -------------------------------------
                                       Title:  Assistant Vice President
                                              ----------------------------------

     The undersigned hereby acknowledge the foregoing amendments and reaffirm their respective duties and obligations arising under the Loan Documents to which each is a party.

                                       EINSTEIN NOAH BAGEL PARTNERS, INC.

                                       By: /s/ Paul A. Strasen
                                           -------------------------------------
                                       Title:  Vice President
                                              ----------------------------------

                                                                         Annex I

                                SCHEDULE 1.1(C)

                    Total Revolving Loan Commitment Amount


                                               Total Revolving Loan
             Period                              Commitment Amount
             ------                            --------------------
Revolving Loan Effective Date
through May 31, 1998                                $ 5,000,000
June 1, 1998 through June 29, 1998                  $12,000,000
June 30, 1998 through September 6, 1998             $12,500,000
Thereafter                                          $25,000,000